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                                                                 Exhibit 99.1(b)


                         COMPANY STOCKHOLDER AGREEMENT


                 STOCKHOLDER AGREEMENT dated as of September 4, 1997 by the undersigned stockholder (the "Stockholder") of Tecnol Medical Products, Inc., a Delaware corporation (the "Company"), for the benefit of Kimberly-Clark Corporation, a Delaware corporation ("Parent").

                 WHEREAS Parent, Vanguard Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger");

                 WHEREAS, the Stockholder has sole voting and dispositive power and/or full voting power as to the aggregate number of shares of Common Stock, par value $0.001 per share, of the Company (the "Company Common Stock") set forth opposite his name on Schedule A attached hereto; such shares of Company Common Stock, as such shares may be adjusted by any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by the Company, being referred to herein as the "Subject Shares"; and

                 WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholder enter into this Agreement.

                 NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

                 1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

                 (a) Authority. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not,

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         conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets, the effect of which would be material and adverse to the ability of the Stockholder to perform his obligations under this Agreement.

                 (b) The Subject Shares. Except as noted on Schedule A, the Stockholder represents that he beneficially owns and has sole voting and dispositive power over the number of shares of Company Common Stock set forth opposite his name on Schedule A hereto, and that his beneficial ownership of such shares is free and clear of all liens, charges and encumbrances, agreements and commitments of every kind. The representations set forth in this Agreement shall not survive the consummation of the Merger. The Subject Shares do not include:(i) shares held by the Stockholder in his capacity as trustee of the ESOP (as defined in the Merger Agreement), and (ii) shares owned of record by the Stockholder's spouse in which he may have a community interest.

                 2.  Representations and Warranties of Parent.
Parent hereby represents and warrants to the Stockholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms.

                 3.  Covenants of the Stockholder.

                 (a) At any meeting of stockholders of the Company called to vote upon the Merger or the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger or the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, whether issued heretofore or hereafter, that such person has the right to vote (other than in his capacity as trustee of the ESOP), in





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         favor of the Merger, the adoption by the Company of the Merger
         Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended to adversely affect the Stockholder.

                 (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, whether issued heretofore or hereafter, that such person has the right to vote (other than in his capacity as trustee of the ESOP), against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Takeover Proposal (as defined in the Merger Agreement), or (ii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or which is reasonably likely to result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

                 (c) The Stockholder agrees not to sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, the Subject Shares or any other voting securities of the Company, whether issued heretofore or hereafter, that such person has the right to vote (other than in his capacity as trustee of the ESOP) to any person; provided, that (i) the Stockholder may sell up to a maximum of (x) 100,000 Subject Shares minus (y) any shares of Company Common Stock sold by Van Hubbard from and after the date hereof; and (ii) the Stockholder may surrender to the Company Subject Shares in payment of the exercise price of Company Options (as defined in the Merger Agreement) exercised by the Stockholder in accordance with the Stock Plan (as defined in the Merger Agreement).

                 (d) The Stockholder agrees not to enter into any voting arrangement with respect to the Subject Shares,





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         whether by proxy, voting arrangement, voting agreement or otherwise.

                 (e) The Stockholder shall not, and shall use his best efforts to cause any investment banker, attorney or other adviser or representative of the Stockholder not to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of, any Takeover Proposal or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Takeover Proposal.

                 4. Affiliates Letter. The Stockholder agrees to execute and deliver on a timely basis a letter agreement in the form of Exhibit D to the Merger Agreement, when and if requested by Parent prior to the effectiveness of the Merger.

                 5. Further Assurances. The Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                 6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the parties without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Stockholder, his personal or legal representatives, executors, administrators, heirs, distributors, devisees and legatees and by the Parent, its successors and assigns.

                 7. Termination. This Agreement shall terminate upon the earliest of (i) the close of business on August 31, 1998, (ii) the Effective Time (as defined in the Merger Agreement), (iii) the termination of the Merger Agreement in accordance with its terms; provided, that (x) if the Merger Agreement is terminated pursuant to Sections 8.1(f) or 8.1(g) of the Merger Agreement or; (y) if any Takeover Proposal shall have been made prior to termination of this Agreement, Sections 3(b), 3(c) and 3(d) hereof shall survive for 180 days after the termination of this Agreement. The termination of this Agreement or any provision hereof shall not relieve either party hereto from any liability for any breach of this Agreement or such provision prior to such termination.





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                 8.  General Provisions.

                 (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                 (b) Notice. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

                 (i)      if to Parent, to:

                                  Kimberly-Clark Corporation
                                  351 Phelps Drive
                                  Irving, Texas 75038

                                  Facsimile: (972) 281-1492
                                  Attention: Senior Vice President - Law and
                                                    Government Affairs

                          with a copy to:

                                  Sidley & Austin
                                  One First National Plaza
                                  Chicago, Illinois  60603

                                  Facsimile: (312) 853-7036
                                  Attention:  Dennis V. Osimitz, Esq.

                 (ii)     if to the Stockholder, to

                                  Kirk Brunson
                                  605 Hurst Drive
                                  Bedford, Texas 76021


                          with a copy to:

                                  Sullivan & Cromwell
                                  125 Broad Street
                                  New York, New York 10004

                                  Facsimile: (212) 558-3299
                                  Attention: George Sampas, Esq.





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         or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

                 (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

                 (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                 (f) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein)
         (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                 (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                 9. Stockholder Capacity. The Stockholder signs solely in his capacity as the record holder and/or beneficial owner of the Subject Shares and nothing herein shall limit, impose any obligation on, or affect any actions taken by the Stockholder in his capacity as an officer or director of the Company.

                 10. Enforcement. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement





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and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
(iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.





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        IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its respective officers thereunto duly authorized and the Stockholder has signed this Agreement, all as of the date first written above.


                                                KIMBERLY-CLARK CORPORATION


                                                By: /s/ Robert E. Abernathy
                                                   ----------------------------
                                                   Name: Robert E. Abernathy
                                                   Title: Group President



                                                   /s/ Kirk Brunson
                                                   ----------------------------
                                                        Kirk Brunson





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                                   Schedule A


             ----------------------------------------------------------------------------------------------------
                                                                                                Address and
             Name of Stockholder                        Number of Subject Shares               Contact Person
             ----------------------------------------------------------------------------------------------------
                                                                                               Kirk Brunson
             Kirk Brunson,                              1,580,182(1)                           605 Hurst Drive
             Vice Chairman of the Board, Executive                                             Bedford, TX 76021
             Vice President
             ----------------------------------------------------------------------------------------------------





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        (1)Includes 1,554,807 shares over which Mr. Brunson has sole voting and dispositive power and 25,375 shares that have been allocated to his ESOP account over which Mr. Brunson has full voting power. Mr. Brunson does not have sole dispositive power over the 25,375 shares that have been allocated to his ESOP account.